Exhibit 10.9
EXECUTION
LOAN TRANSFER AGREEMENT
     This LOAN TRANSFER AGREEMENT (this “Agreement”) is dated as of September 21, 2010, by and among POSTROCK MIDCONTINENT PRODUCTION, LLC, a Delaware limited liability company (“PMP”), formerly known as Bluestem Pipeline, LLC (“Bluestem”), POSTROCK ENERGY SERVICES CORPORATION, a Delaware corporation (“PESC”), successor by merger to Post Rock Midstream, LLC, successor by merger to (i) Quest Midstream Partners, L.P., a Delaware limited partnership (“QMLP”; Bluestem and QMLP collectively called the “Borrowers” and individually a “Borrower”) and (ii) Quest Transmission Company, LLC, a Delaware limited liability company (“QTC”), POSTROCK KPC PIPELINE, LLC, a Delaware limited liability company (“KPC Pipeline LLC”), successor by conversion to Quest Pipelines (KPC), a Kansas general partnership (“QPKPC”), and successor by merger to Quest Kansas General Partner, L.L.C., a Delaware limited liability company and a general partner of QPKPC (“QKGP”), and Quest Kansas Pipeline, L.L.C., a Delaware limited liability company and a general partner in QPKPC (“QKP”; QKP, QKPGP, QPKPC, QTC. PESC and PostRock Energy Corporation, a Delaware corporation (“PEC”), individually referred to herein as a “Guarantor” and collectively as the “Guarantors”), ROYAL BANK OF CANADA, as administrative agent and collateral agent for the Midstream Lenders (defined below) under the Midstream Credit Agreement (defined below) (the “Midstream Agent”), ROYAL BANK OF CANADA, as administrative agent and collateral agent for the BBF Secured Parties (defined below) under the Borrowing Base Facility Credit Agreement (defined below) (the “Borrowing Base Facility Agent”), including the Borrowing Base Facility Lenders.
RECITALS
     A. Pursuant to the terms of that certain Credit Agreement dated as of January 31, 2007 (as amended, the “Original Midstream Credit Agreement”), among Bluestem, as borrower, QMLP, as guarantor, Royal Bank of Canada, as administrative agent and collateral agent, and lenders Royal Bank of Canada (“RBC”), Fortis Capital Corp. (“Fortis”), Wells Fargo Bank, N.A. (“Wells Fargo”), U.S. Bank National Association (“US Bank”), and Comerica Bank (“Comerica”; RBC, Fortis, Wells Fargo, US Bank and Comerica individually an “Original Midstream Lender” and collectively called the “Original Midstream Lenders”), the Original Midstream Lenders made certain loans and other financial accommodations in an aggregate amount up to $75,000,000 to Bluestem, as evidenced by the Original Midstream Credit Agreement.
     B. Pursuant to the provisions of Section 10.07 of the Original Midstream Credit Agreement and Assignment and Assumption Agreements each dated as of November 1, 2007, each of Fortis, Wells Fargo, US Bank and Comerica assigned all of their rights and obligations under the Original Midstream Credit Agreement (including all of their respective commitments and loans and participations in letters of credit thereunder and all liens and security interests granted as security for indebtedness under the Original Credit Agreement) to RBC and RBC became the sole lender under the Original Midstream Credit Agreement.
     C. The Original Midstream Credit Agreement was amended and restated in its entirety pursuant to the terms of that certain Amended and Restated Midstream Credit Agreement dated as of November 1, 2007 (the Original Midstream Credit Agreement, as so amended and restated, and as thereafter amended, the “Midstream Credit Agreement”), among QMLP, as co-borrower, Bluestem, as co-borrower, RBC, as administrative agent and collateral agent, and RBC, as sole lender. RBC, as sole lender, agreed to make certain loans and other financial accommodations to QMLP and Bluestem, as evidenced
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by the Midstream Credit Agreement in an aggregate amount up to $135,000,000, as evidenced by the Midstream Credit Agreement. As specified in Section 10.20 of the Midstream Credit Agreement, to the extent of the aggregate commitment outstanding under the Original Midstream Credit Agreement ($75,000,000), nothing contained in the Midstream Credit Agreement was to be deemed a novation of or a repayment or new advance of any obligation of Bluestem under the Original Midstream Credit Agreement. Only to the extent of the $60,000,000 increase in the aggregate commitment was there to be deemed to be a new advance by RBC to QMLP and Bluestem, as borrowers, under the Midstream Credit Agreement. Section 10.20 of the Midstream Credit Agreement further provided that the indebtedness owing under the Original Midstream Credit Agreement was renewed, rearranged, extended and carried forward by the Midstream Credit Agreement and all of the liens and security interests securing the “Obligations” (as defined in the Original Midstream Credit Agreement) were carried forward and secured, without interruption or loss or priority, the “Obligations” (as defined in the Midstream Credit Agreement).
     D. The Original Midstream Credit Agreement, as amended and restated by the Midstream Credit Agreement, was secured by mortgages granted on Bluestem’s pipeline and gathering system located in the Cherokee Basin as described in Part A of Exhibit B hereto (the “Bluestem Gathering System”). In connection with the Midstream Credit Agreement, the mortgages filed against the Bluestem Gathering System were amended to describe the increase in the indebtedness secured thereby and to include the Midstream Credit Agreement as being secured thereby. Additionally, in connection with the Midstream Credit Agreement, QMLP acquired 100% of the limited liability company interests in each of Midcoast Kansas Pipeline, L.L.C., a Delaware limited liability company (“MKP”), and Midcoast Kansas General Partner, L.L.C., a Delaware limited liability company (“MGP”). MKP owned a 0.1% general partnership interest and MGP owned a 99.9% general partnership interest in Enbridge Pipelines (KPC), a Kansas general partnership, which owned an interstate natural gas pipeline of approximately 1,120 miles in length. Upon their acquisition, MKP’s name was changed to Quest Kansas Pipeline, L.L.C., MGP’s name was changed to Quest Kansas General Partner, L.L.C. and Enbridge Pipelines (KPC)’s name was changed to Quest Pipelines (KPC)(“QPKPC”). The Midstream Credit Agreement was additionally secured by mortgages granted by QPKPC on the KPC pipeline and gathering system as described in Part B of Exhibit B hereto (the “KPC Pipeline”).
     E. Pursuant to Assignments and Assumptions dated November 19, 2007 from RBC in favor of each of Fortis, Comerica, US Bank, Guaranty Bank (“Guaranty”), SunTrust Bank (“SunTrust”) and Bank of Oklahoma (“BOK”; RBC, Fortis, Comerica, US Bank, Guaranty, SunTrust and BOK collectively called the “Midstream Lenders” and individually a “Midstream Lender”), RBC assigned a portion of its $135,000,000 commitment and loans to each of the other Midstream Lenders and the Borrowers executed and delivered promissory notes to each Midstream Lender in the amounts set forth on Exhibit A hereto (the “Midstream Notes”).
     F. The aggregate of the indebtedness outstanding under the Midstream Notes and the Midstream Credit Agreement, except and excluding therefrom $15,000,000 of the indebtedness currently owed by Borrowers to RBC (the “Retained Debt”), is hereafter collectively referred to as the “Assigned Debt;” the documents securing, guaranteeing or otherwise pertaining to the indebtedness under the Midstream Notes and the Midstream Credit Agreement (except and excluding therefrom the Retained Debt) described on Exhibit C attached hereto are hereafter collectively referred to as the “Bluestem Loan Documents”, and all property described in the Bluestem Loan Documents as collateral securing such Assigned Debt is hereafter collectively referred to as the “Bluestem Collateral”.
     G. The Midstream Agent and the Midstream Lenders (except RBC, to the extent of the Retained Debt) (collectively, “Assignors” and, each individually, an “Assignor”) have agreed to irrevocably sell, transfer and assign to the Borrowing Base Facility Agent (in such capacity,” Assignee”) for the benefit of (i) the lenders party to that certain Second Amended and Restated Credit Agreement
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dated as of September 21, 2010, among the Borrowing Base Facility Agent, such lenders (collectively, the “Borrowing Base Facility Lenders”), PESC and PMP, as borrowers (the “Borrowing Base Facility Credit Agreement”); and (ii) the other Secured Parties (as defined under the Borrowing Base Facility Credit Agreement (“BBF Secured Parties”), all of their interests in, to and under the Assigned Debt and the Bluestem Loan Documents, including, without limitation, the security interests and liens created thereby and Assignors’ rights to all principal now due or hereafter due and all interest, fees, costs and expenses relating thereto, save and except the Retained Debt (the rights under the Assigned Debt and the Bluestem Loan Documents and otherwise being collectively referred to herein as the “Assigned Rights”) all subject to the terms and conditions set forth herein.
AGREEMENTS
     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
     1. Sale and Assignment: Purchase Price.
          (a) For $10.00 in hand paid, the receipt of which is hereby acknowledged, the mutual covenants and agreements contained herein, and for other good and valuable consideration, each Assignor shall sell, transfer, assign, grant and convey unto Assignee, its successors and assigns, on the Assignment Date (defined below) its interest in the Assigned Rights, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY. Upon the assignment of the Assigned Rights, Assignors (other than the Midstream Agent and RBC, to the extent of the Retained Rights) shall be released and discharged from any obligations to Borrowers under the Midstream Credit Agreement and Assignee shall not assume or be liable for any of Assignors’ obligations to Borrowers under the Midstream Credit Agreement, the parties agreeing and acknowledging that all obligations of the Assignors transferred herein will be amended and restated by the Borrowing Base Facility Credit Agreement to the extent of any Assignor that is a Borrowing Base Facility Lender. The Assignee acknowledges receiving the Assigned Rights. The Assignee confirms that the indebtedness comprising the Assigned Rights will be allocated among the Borrowing Base Facility Lenders in accordance with each such Borrowing Base Facility Lender’s Pro Rata Share (as defined in the Borrowing Base Facility Credit Agreement) of the aggregate commitment under the Borrowing Base Facility Credit Agreement.
          (b) In consideration for the assignment of the Assigned Debt and the rest of the Assigned Rights, the Borrowing Base Facility Agent, on behalf of the Borrowing Base Facility Lenders, will deliver, in the form of promissory notes issued by the borrowers under the Borrowing Base Facility Credit Agreement (collectively, the “BBF Borrowers”), in amounts not less than the amounts set forth below on or prior to noon (New York time) on September 21, 2010:
(a) Royal Bank of Canada $40,683,566.86

(b) Comerica Bank $25,274,956.27;

(c) Compass Bank, successor in interest to Guaranty Bank, fsb $14,008,523.69;

(d) SunTrust Bank $14,008,523.69;

(e) U.S. Bank National Association $27,799,193.47;

(f) Bank of Oklahoma, N.A. $11,555,677.60;

(g) BNP Paribas, successor in interest to Fortis Capital Corp. $10,655,677.59;
          (the portion of such amounts that represents transferred principal indebtedness owing as of the Assignment Date (accrued interest, accrued letter of credit fees, deferred amendment fees and
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commitment fees, if any, to be paid on the Assignment Date) in connection with the Midstream Credit Agreement in accordance with Exhibit D (as opposed to any such lender’s additional loan commitment amount under the Borrowing Base Facility Credit Agreement) are referred to collectively herein as the “Purchase Price”).
          Upon receipt from the BBF Borrowers of the promissory notes, a portion of the indebtedness of which evidences the Purchase Price, the Borrowing Base Facility Agent will promptly deliver such notes to each Midstream Lender. A detailed breakdown of the principal comprising the Purchase Price is set forth on Exhibit D. The Midstream Agent hereby reserves the right to notify the BBF Borrowers and the Borrowing Base Facility Agent of any change in the applicable interest rate under the Midstream Credit Agreement and of any further borrowing under the Midstream Credit Agreement after the date hereof and to adjust the Purchase Price accordingly.
          (c) This Agreement shall be effective upon the satisfaction of each of the conditions set forth in this Section 1 and the contemporaneous closing of the Borrowing Base Facility Credit Agreement (the date on which the last of such conditions to be satisfied is satisfied being herein referred to as the “Assignment Date”). Except as set forth in Sections 2 and 3 below, this Agreement shall expire at, and the Assignors shall have no further obligations to Assignee after, 3:00 p.m. (New York time) on September 30, 2010, unless each of the conditions set forth in this Section 1 is timely satisfied on or before such date as provided herein.
     2. Delivery of Bluestem Loan Documents. As soon as reasonably practicable, but in any event within fifteen (15) Business Days (as defined in the Borrowing Base Facility Credit Agreement) after the Assignment Date, (a) Midstream Agent will deliver to the Borrowing Base Facility Agent (for the benefit of the Assignee and the Borrowing Base Facility Lenders, as applicable), at no cost or expense to Assignors, all Bluestem Loan Documents in the possession of the Midstream Agent (and the Midstream Agent shall deliver, or cause the applicable Midstream Lender (other than RBC who shall retain its Midstream Note evidencing the Retained Debt) to deliver, each of the original Existing Midstream Notes, endorsed to the order of the RBC, as administrative and collateral agent, for the benefit of the Borrowing Base Facility Lenders, the endorsement described above to be in substantially the form of the endorsement attached hereto as Exhibit E), and (b) the Midstream Agent shall deliver appropriate assignments, in recordable form (as applicable), of any and all security documents securing the Assigned Debt to Borrowing Base Facility Agent’s counsel, Thompson & Knight LLP, 333 Clay Street, Suite 3300, Houston, Texas 77002, attention Robert C. Shearer, Esq. (the “Delivery Address”); provided, that Midstream Agent shall execute and deliver to the Borrowing Base Facility Agent, for the benefit of the BBF Secured Parties, at no cost or expense to Assignors, such original assignments (in recordable form) of the Bluestem Gathering System described on Part A of Exhibit B hereto on the Assignment Date at the Delivery Address, such assignment to be in substantially the form of Exhibit F hereto and in such number of original counterparts as requested by the Borrowing Base Facility Agent. The Midstream Agent and the Midstream Lenders authorize the Borrowing Base Facility Agent following the delivery of the Borrowers’ promissory notes evidencing payment of the Purchase Price and upon satisfaction of the other conditions set forth in Section 1 hereof, to file any UCC-3 termination statements and UCC-3 assignments pertaining to UCC financing statements and transmitting utility financing statements filed by the Midstream Agent in respect of the Bluestem Collateral.
     3. Further Assurances. Following the Assignment Date, (a) Assignors agree, at no cost or expense to Assignors, to promptly do or cause to be done such further acts and to execute such further instruments as the Borrowing Base Facility Agent or any Borrowing Base Facility Lender may reasonably request in order to carry out the purposes of this Agreement and (b) Borrowers, as successors to QMLP and Bluestem, agree at no cost or expense to Assignors, to promptly do or cause to be done such further
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acts and to execute such further instruments as Borrowing Base Facility Agent may reasonably request in order to carry out the purposes of this Agreement.
     4. Release. Borrowers, as successors to QMLP and Bluestem, and KPC Pipeline, LLC, as successor to Guarantors, jointly and severally, forever release the Assignors and each of their directors, officers, employees, agents, affiliates, attorneys, successors and assigns from and against any and all claims, covenants, promises, agreements, obligations, commitments, controversies, losses, damages, costs, expenses, demands, causes of action, judgments or liabilities of any kind or character whatsoever, whether matured or contingent or known or unknown, that such parties may have arising out of, or with respect to, directly or indirectly, the Bluestem Loan Documents and the transactions covered thereunder, arising before the Assignment Date.
     5. Preservation of Liens and Security Interests. Nothing contained herein shall be deemed to release, modify or impair the liens or security interests in (i) the Bluestem Collateral in any respect, all of which shall continue to secure, to the extent of the Assigned Rights, the obligations and indebtedness of the BBF Borrowers under the Borrowing Base Facility Credit Agreement, including, without limitation, the Obligations (as defined in the Borrowing Base Facility Credit Agreement) and all of which liens and security interests are hereby ratified and confirmed and (ii) the KPC Pipeline which continues to secure the Retained Debt under the Midstream Credit Agreement as amended and restated of even date herewith. Borrowers hereby acknowledge that in part the Borrowing Base Facility Credit Agreement represents a renewal, extension, amendment and modification of the Assigned Debt, but does not represent a satisfaction or novation thereof. Upon receipt of each original Midstream Note from the applicable Midstream Lender, the Borrowing Base Facility Agent shall mark such Midstream Note “replaced” and promptly return such Midstream Note to PMP, f/k/a Bluestem, and PESC, as successor in interest to QMLP.
     6. Miscellaneous. This Agreement shall be governed by and construed under the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, facsimile, photocopy or by sending a scanned copy by electronic mail shall be as effective as delivery of a manually executed counterpart. The effectiveness of any such signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on all parties.
     7. JURY WAIVER. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
[Signature Page to Follow]
Midstream Loan
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          IN WITNESS WHEREOF, this Loan Transfer Agreement has been duly executed as of the day and year first above written.

PESC:	POSTROCK ENERGY SERVICES CORPORATION, a Delaware corporation, successor by merger to PostRock Midstream, LLC, the successor by merger to Quest Midstream Partners, L.P., a co-borrower

	By:	/s/ David C. Lawler
David C. Lawler,
President and Chief Executive Officer

PMP:	POSTROCK MIDCONTINENT PRODUCTION, LLC, a Delaware limited liability company, f/k/a Bluestem Pipeline, LLC

	By:	POSTROCK ENERGY SERVICES CORPORATION, its sole member

	By:	/s/ David C. Lawler
David C. Lawler,
President and Chief Executive Officer

GUARANTOR:	POSTROCK KPC PIPELINE, LLC, a Delaware
limited liability company, successor by conversion to Quest Pipelines (KPC) and successor by merger to Quest Kansas Pipeline, L.L.C. and Quest Kansas General Partner, L.L.C.

	By:	POSTROCK ENERGY SERVICES CORPORATION, its sole member

	By:	/s/ David C. Lawler
David C. Lawler,
President and Chief Executive Officer
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Signature Page 1

MIDSTREAM AGENT:	ROYAL BANK OF CANADA, As Administrative Agent and Collateral Agent

	By:	/s/ Susan Khokher
	Name:	Susan Khokher
	Title:	Manager, Agency

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Signature Page 2

MIDSTREAM LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Leslie P. Vowell
Leslie P. Vowell
Attorney-in-Fact
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Signature Page 3

MIDSTREAM LENDER:	COMERICA BANK

	By:	/s/ James A. Morgan
	Name:	James A. Morgan
	Title:	Vice President

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Signature Page 4

MIDSTREAM LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Saqib Khawaja	.
	Name:	Saqib Khawaja
	Title:	Vice President
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Signature Page 5

MIDSTREAM LENDER:	COMPASS BANK, successor in interest to GUARANTY BANK, fsb

	By:	/s/ John W. Wood	.
	Name:	John W. Wood
	Title:	Vice President
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Signature Page 6

MIDSTREAM LENDER:	SUNTRUST BANK

	By:	/s/ Janet R. Naifeh	.
	Name:	Janet R. Naifeh
	Title:	Senior Vice President
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Signature Page 7

MIDSTREAM LENDER:	BANK OF OKLAHOMA, N.A.

	By:	/s/ Timothy F. Sheehan
	Name:	Timothy F. Sheehan
	Title:	Senior Vice President
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Signature Page 8

MIDSTREAM LENDER:	BNP PARIBAS, successor in interest to FORTIS CAPITAL CORP.

	By:	/s/ Larry Robinson
	Name:	Larry Robinson
	Title:	Director

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director
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Signature Page 9

BORROWING BASE FACILITY AGENT:	ROYAL BANK OF CANADA, As Administrative Agent and Collateral Agent for the New Lenders

	By:	/s/ Susan Khokher
	Name:	Susan Khokher
	Title:	Manager, Agency
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Signature Page 10

EXHIBIT A
MIDSTREAM NOTES
1.	$25,000,000.00 Promissory Note dated November 19, 2007 executed by Quest Midstream Partners, L.P. and Bluestem Pipeline, LLC, payable to the order of Royal Bank of Canada;

2.	$20,000,000.00 Promissory Note dated November 19, 2007 executed by Quest Midstream Partners, L.P. and Bluestem Pipeline, LLC, payable to the order of Comerica Bank;

3.	$20,000,000.00 Promissory Note dated November 19, 2007 executed by Quest Midstream Partners, L.P. and Bluestem Pipeline, LLC, payable to the order of Guaranty Bank;

4.	$20,000,000.00 Promissory Note dated November 19, 2007 executed by Quest Midstream Partners, L.P. and Bluestem Pipeline, LLC, payable to the order of SunTrust Bank;

5.	$20,000,000.00 Promissory Note dated November 19, 2007 executed by Quest Midstream Partners, L.P. and Bluestem Pipeline, LLC, payable to the order of U.S. Bank National Association;

6.	$15,000,000.00 Promissory Note dated November 19, 2007 executed by Quest Midstream Partners, L.P. and Bluestem Pipeline, LLC, payable to the order of Bank of Oklahoma; and

7.	$15,000,000.00 Promissory Note dated November 19, 2007 executed by Quest Midstream Partners, L.P. and Bluestem Pipeline, LLC, payable to the order of Fortis Capital Corp.
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Exhibit A-1

EXHIBIT B
PART A
BLUESTEM CHEROKEE BASIN MORTGAGES
KANSAS MORTGAGES
1.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Allen County, Kansas on February 12, 2007, in Book A83, Pages 930-993; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Allen County, Kansas on November 21, 2007, as Document No. 2007-0856;

2.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Butler County, Kansas on February 7, 2007, in Book 2007, Page 4932; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Butler County, Kansas on November 16, 2007, in Book 2008, Page 5645;

3.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Chautauqua County, Kansas on February 2, 2007 in Book 135 of Records, Page 687; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Chautauqua County, Kansas on November 16, 2007, in Book 139, Page 018;

4.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Cowley County, Kansas on February 2, 2007 in Book 786, Page 236; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Cowley County, Kansas on November 16, 2007, in Book 805, Pages 1-192;

5.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Elk County, Kansas on February 2, 2007 in Book 116 of Mortgages, Page 337; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal
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Exhibit B Page 1

Bank of Canada, administrative agent and collateral agent, filed in Elk County, Kansas on November 16, 2007, in Book 117, Page 433;

6.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Greenwood County, Kansas on February 2, 2007 in Book 293 of Mortgage, Page 53; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Greenwood County, Kansas on November 19, 2007, in Book 298, Pages 15-265;

7.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Labette County, Kansas on February 2, 2007 in Book 374, Page 29; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Labette County, Kansas on November 20, 2007, in Book 384, Page 57;

8.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Montgomery County, Kansas on February 7, 2007 in Book 563, Page 730; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Montgomery County, Kansas on November 19, 2007, in Book 571, Page 451;

9.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Neosho County, Kansas on February 2, 2007 under File No. 4321, in Book 382, Pages346-411; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Neosho County, Kansas on November 16, 2007, in Book 398, Pages 386-584;

10.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Wilson County, Kansas on February 2, 2007 in Book 307, Page 224; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Wilson County, Kansas on November 19, 2007, in Book 317, Page 281; and

11.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent
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Exhibit B Page 2

and collateral agent, filed in Woodson County, Kansas on February 7, 2007 under File No. 9708299, in Book M101, Pages 535-605; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Woodson County, Kansas on November 14, 2007, as Document No. 9709204 and recorded in Mortgage Book M103, Pages 418-616.
     OKLAHOMA MORTGAGES
1.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Craig County, Oklahoma on February 8, 2007 in Book 0561, Page 753; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Craig County, Oklahoma on November 19, 2007, in Book 0572, Pages 0001-0220; and

2.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Nowata County, Oklahoma on February 20, 2007 in Book 0748, Page 0824-0876; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Nowata County, Oklahoma on November 27, 2007, in Book 0756, Pages 0206-0427.
     PART B
KPC PIPELINE MORTGAGES
     KANSAS MORTGAGES
1.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Anderson County, Kansas on November 19, 2007, in Book 229, Page 35;

2.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Barber County, Kansas on November 26, 2007, in Book 185, Page 490;

3.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Butler County, Kansas on November 16, 2007, in Book 2008, Page 5645;
Midstream Loan
Transfer Agreement

Exhibit B Page 3

4.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Chase County, Kansas on November 16, 2007, in Book L-163, Pages 1-182;

5.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Coffey County, Kansas on November 16, 2007, in Book 232, Pages 487-714;

6.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Comanche County, Kansas on November 26, 2007, in Book 87, Page 827;

7.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Cowley County, Kansas on November 16, 2007, in Book 805, Pages 1-192;

8.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Elk County, Kansas on November 16, 2007, in Book 117, Page 433;

9.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Franklin County, Kansas on November 19, 2007, in Book 455, Page 132;

10.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Greenwood County, Kansas on November 19, 2007, in Book 298, Pages 15-265;

11.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Harper County, Kansas on November 19, 2007, in Book 133, Page 649;

12.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Johnson County, Kansas on November 16, 2007, in Book 200711, Page 004054;
Midstream Loan
Transfer Agreement

Exhibit B Page 4

13.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Kingman County, Kansas on November 26, 2007, in Book 273, Page 98;

14.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Lyon County, Kansas on November 20, 2007, in Volume 423, Page 771;

15.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Marion County, Kansas on November 30, 2007, in Book 417, Page 3;

16.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in McPherson County, Kansas on November 19, 2007, in Book 643, Pages 6968-7169;

17.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Miami County, Kansas on November 15, 2007, as Document No. 2007-07281;

18.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Rice County, Kansas on November 19, 2007, in Book 282, Page 921;

19.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Sedgwick County, Kansas on November 16, 2007, as Document No. 28932620; and

20.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Wyandotte County, Kansas on November 20, 2007, in Book 5460, Pages 548-822.
     OKLAHOMA MORTGAGES
1.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and
Midstream Loan
Transfer Agreement

Exhibit B Page 5

collateral agent, filed in Harper County, Oklahoma on November 20, 2007, in Book 0631, Pages 223-470;
2.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Osage County, Oklahoma on November 19, 2007, in Book 1333, Pages 0222-0464;

3.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Pawnee County, Oklahoma on November 20, 2007, in Book 0636, Pages 0104-0332; and

4.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Woods County, Oklahoma on November 13, 2007, in Book 1036, Pages 0001-0242.
     MISSOURI MORTGAGES
1.	Deed of Trust, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to SMF Registered Services, Inc., Trustee, for the benefit of Royal Bank of Canada, administrative agent and collateral agent, filed in Cass County, Missouri on November 29, 2007, as Document No. 400829, recorded in Book 03066, Page 0098;

2.	Deed of Trust, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to SMF Registered Services, Inc., Trustee, for the benefit of Royal Bank of Canada, administrative agent and collateral agent, filed in Jackson County, Missouri on November 9, 2007, as Document No. 2007E0145085; and

3.	Deed of Trust, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to SMF Registered Services, Inc., Trustee, for the benefit of Royal Bank of Canada, administrative agent and collateral agent, filed in Platte County, Missouri on November 9, 2007, as Document No. 017422, recorded in Book 1113, Page 0478.
Midstream Loan
Transfer Agreement

Exhibit B Page 6

EXHIBIT C
EXISTING BLUESTEM LOAN DOCUMENTS
•	Midstream Credit Agreement

•	Bluestem Cherokee Basin Mortgages described in Part A of Exhibit B

•	Guaranty dated as of February 21, 2008 by Quest Transmission Company, LLC, in favor of Royal Bank of Canada, as administrative agent and collateral agent;

•	Pledge and Security Agreement dated as of November 1, 2007 by Quest Midstream Partners, L.P. in favor of Royal Bank of Canada, as administrative agent and collateral agent;

•	Pledge and Security Agreement dated as of November 1, 2007 by Bluestem Pipeline, LLC in favor of Royal Bank of Canada, as administrative agent and collateral agent;

•	Pledge and Security Agreement dated as of February 21, 2008 by Quest Transmission Company, LLC in favor of Royal Bank of Canada, as administrative agent and collateral agent;

•	Blocked Account Control Agreement dated as of January 31, 2007 among JPMorgan Chase Bank, N.A., Bluestem Pipeline, LLC and Royal Bank of Canada, as administrative agent and collateral agent;

•	Deposit Account Control Agreement dated as of January 31, 2007 among Bank of Oklahoma, N.A., Quest Midstream Partners, L.P. and Royal Bank of Canada, as administrative agent and collateral agent;
Midstream Loan
Transfer Agreement

Exhibit C

EXHIBIT D
PURCHASE PRICE

Royal Bank of Canada
Principal (excluding Retained Debt)	$ 4,259,462.63

Comerica Bank
Principal	$ 15,407,570.10

Compass Bank, successor in interest to Guaranty Bank
Principal	$ 15,407,570.10

SunTrust Bank
Principal	$ 15,407,570.10

U.S. Bank, National Association
Principal	$ 15,407,570.10

Bank of Oklahoma
Principal	$ 11,555,677.57

BNP PARIBAS, successor in interest to Fortis Capital Corp.
Principal	$ 11,555,677.57

Total for all Midstream Lenders
Principal	$ 89,001,098.16 [after deducting $ 14,727,092.87 prepayment]
Midstream Loan
Transfer Agreement

Exhibit D Page 1

EXHIBIT E
FORM OF NOTE ENDORSEMENT
Pay to the order of Royal Bank of Canada, as administrative agent and collateral agent pursuant to that certain Second Amended and Restated Credit Agreement dated as of September 21, 2010, by and among PostRock Energy Services Corporation and PostRock MidContinent Production, LLC, as borrowers, each lender from time to time party thereto, and Royal Bank of Canada, as administrative agent and collateral agent, without recourse, representation or warranty.

By:	[Name of Midstream Lender]
Midstream Loan
Transfer Agreement

Exhibit E

Exhibit F
FORM OF ASSIGNMENT OF DEBT AND LIENS
ASSIGNMENT OF DEBT AND LIENS
     THIS ASSIGNMENT OF DEBT AND LIENS (this “Assignment”) is made as of September 21, 2010 by ROYAL BANK OF CANADA, as administrative agent and collateral agent for the benefit of Secured Parties (defined below) (“Assignor”), with an address of Royal Bank Plaza, P.O. Box 50, 200 Bay Street, 12th Floor, South Tower, Toronto, Ontario MSJ 2W7, to ROYAL BANK OF CANADA, as administrative agent and collateral agent, for the benefit of the BBF Secured Parties (defined below) (in such capacities referred to herein as “Assignee”), with an address of Royal Bank Plaza, P.O. Box 50, 200 Bay Street, 12th Floor, South Tower, Toronto, Ontario MSJ 2W7.
R E C I T A L S
     A. Pursuant to the terms of that certain Loan Transfer Agreement dated as of even date herewith (the “Loan Transfer Agreement”) among POSTROCK MIDCONTINENT PRODUCTION, LLC, a Delaware limited liability company (“PMP”), formerly known as Bluestem Pipeline, LLC (“Bluestem”), POSTROCK ENERGY SERVICES CORPORATION, a Delaware corporation (“PESC”), successor by merger to PostRock Midstream, LLC, successor by merger to (i) Quest Midstream Partners, L.P., a Delaware limited partnership (“QMLP”; Bluestem and QMLP collectively called the “Borrowers” and individually a “Borrower”)) and (ii) Quest Transmission Company, LLC, a Delaware limited liability company (“QTC”), POSTROCK KPC PIPELINE, LLC, a Delaware limited liability company (“KPC Pipeline LLC”), successor by conversion to Quest Pipelines (KPC), a Kansas general partnership (“QPKPC”), and successor by merger to Quest Kansas General Partner, L.L.C., a Delaware limited liability company and a general partner of QPKPC (“QKGP”), and Quest Kansas Pipeline, L.L.C., a Delaware limited liability company and a general partner in QPKPC (“QKP”; QKP, QKGP, QPKPC, QTC, PESC, and PostRock Energy Corporation, a Delaware corporation (“PEC”) individually referred to herein as a “Guarantor” and collectively as the “Guarantors”), ROYAL BANK OF CANADA, as administrative agent and collateral agent for the Midstream Lenders (defined below) under the Midstream Credit Agreement (defined below) (the “Midstream Agent”), ROYAL BANK OF CANADA, as administrative agent and collateral agent for the Borrowing Base Facility Lenders (as defined in the Loan Transfer Agreement) under the Borrowing Base Facility Credit Agreement (as defined in the Loan Transfer Agreement) and the other BBF Secured Parties (as defined in the Loan Transfer Agreement), upon satisfaction of certain conditions specified in the Loan Transfer Agreement the Midstream Agent, as Assignor, is to deliver assignments in recordable form to assign to Assignee, for the benefit of the Borrowing Base Facility Lenders, the Assigned Debt (as defined in the Loan Transfer Agreement) and to Assignee, for the benefit of the BBF Secured Parties, the liens and security interests securing the Assigned Debt created pursuant to the mortgages described on Exhibit A hereto (the “Bluestem Mortgages”).
     NOW THEREFORE, in consideration of the delivery by Assignee of promissory notes issued by PESC and PMP representing (among other things) the Purchase Price (as more particularly described and defined in the Loan Transfer Agreement), for $10.00 in hand paid, the receipt of which is hereby acknowledged, and in consideration of the premises and for the other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

Exhibit F Page 1

ARTICLE I
ASSIGNMENT
     Section 1.1 Assignment. Assignor, for good and valuable consideration to Assignor in hand paid by Assignee, the receipt and sufficiency of which are hereby acknowledged,
     (a) Assignor hereby GRANTS, BARGAINS, SELLS, ASSIGNS, TRANSFERS AND CONVEYS to Assignee, without recourse or warranty or representation, express or implied, statutory or otherwise by Assignor, all of Assignor’s and each Midstream Lender’s (as defined in the Loan Transfer Agreement) rights, titles and interests in and to the Assigned Debt and the Bluestem Loan Documents (as defined in the Loan Transfer Agreement) and the benefit of the liens created by, or arising under, the Bluestem Mortgages (collectively, the “Assigned Rights”).
TO HAVE AND TO HOLD the Assigned Rights unto Assignee, its successors and assigns, forever; provided, however, Assignee does not assume and shall not be obligated to pay, perform or discharge any claim, debt, obligation, expense or liability of Assignor or the Midstream Lenders of any kind, whether known or unknown, absolute or contingent, under the Bluestem Loan Documents or otherwise, arising out of any act or omission occurring on or before the date hereof under the Bluestem Loan Documents.
     Section 1.2 Acceptance. Assignee, by filing and recording this Assignment in one or more of the counties referred to on Exhibit A, indicates its acknowledgment and acceptance of the terms hereof.
ARTICLE II
MISCELLANEOUS
     Section 2.1 Exhibit A. Exhibit A is hereby incorporated into this Assignment by reference and constitutes a part of this Assignment.
     Section 2.2 Successors and Assigns. This Assignment shall be binding upon Assignor and its successors and assigns.
     Section 2.3 Invalidity. In the event that any one or more of the provisions contained herein shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof.
     Section 2.4 Counterparts. This Assignment is being executed in several counterparts, all of which are identical. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument. Executed original counterparts of this Assignment to be filed for record in the records of the jurisdictions wherein some or all of the collateral covered by the Bluestem Mortgages is situated may have annexed thereto as Exhibit A only the portions or divisions containing specific descriptions of the collateral located in those jurisdictions. Whenever a recorded counterpart of this Assignment contains specific descriptions which are less than all of the descriptions contained in any full counterpart on file with Assignee, the omitted descriptions are hereby included by reference in that recorded counterpart as if each recorded counterpart conformed to any full counterpart on file with Assignee.

Exhibit F Page 2

     Section 2.5 Governing Law. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS ASSIGNMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF A STATE IN WHICH THIS ASSIGNMENT IS FILED OF RECORD (OR WHICH IS OTHERWISE APPLICABLE TO THIS ASSIGNMENT) NECESSARILY OR APPROPRIATELY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THIS ASSIGNMENT, THE LAW OF SUCH STATE SHALL APPLY.
[Remainder of Page Intentionally Blank;
Signature Pages Follow]

Exhibit F Page 3

     IN WITNESS WHEREOF, the parties have caused this Assignment to be executed by their duly authorized officers effective as of the date first above written.

ASSIGNOR: ROYAL BANK OF CANADA as Administrative Agent and Collateral Agent
By:
Leslie P. Vowell
Attorney-in-Fact

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

Kansas		BE IT REMEMBERED THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, and being authorized in such county and state to take acknowledgments, hereby certify that, on this ____ day of September, 2010, there personally appeared before me and known to me (or satisfactorily proven) to be the person described in the foregoing instrument: Leslie P. Vowell, as Attorney-in-Fact for Royal Bank of Canada, a Canadian chartered bank, known to me to be such person, such bank being a party to the foregoing instrument.

	KANSAS	The foregoing instrument was acknowledged before me on this day by Leslie P. Vowell, as Attorney-in-Fact for Royal Bank of Canada, a Canadian chartered bank, on behalf of said bank.

Missouri		On this ____ day of September, 2010, before me personally appeared Leslie P. Vowell, to me known, who being by me duly sworn, did say that he is the Attorney-in-Fact for Royal Bank of Canada, a Canadian chartered bank, said bank has no corporate seal, that said instrument was signed on behalf of said bank by authority of its Board of Directors, and acknowledged said instrument to be the free act and deed of said bank..

Oklahoma		This instrument was acknowledged before me on this ____ day of September, 2010, by Leslie P. Vowell, as Attorney-in-Fact for Royal Bank of Canada, a Canadian chartered bank, on behalf of said bank.

IN TESTIMONY AND WITNESS WHEREOF, I have hereunto set my hand and official seal on the day and year first above written.

NOTARY PUBLIC, State of TEXAS

My commission expires:

[SEAL]

Exhibit F Page 4

Exhibit A
Bluestem Cherokee Basin Mortgages
     KANSAS MORTGAGES
1.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Anderson County, Kansas on November 19, 2007, in Book 229, Page 35;

2.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Allen County, Kansas on February 12, 2007, in Book A83, Pages 930-993; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Allen County, Kansas on November 21, 2007, as Document No. 2007-0856;

3.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Barber County, Kansas on November 26, 2007, in Book 185, Page 490;

4.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Butler County, Kansas on February 7, 2007, in Book 2007, Page 4932; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Butler County, Kansas on November 16, 2007, in Book 2008, Page 5645;

5.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Chase County, Kansas on November 16, 2007, in Book L-163, Pages 1-182;

6.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Chautauqua County, Kansas on February 2, 2007 in Book 135 of Records, Page 687; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Chautauqua County, Kansas on November 16, 2007, in Book 139, Page 018;

7.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and

Exhibit F Page 5

collateral agent, filed in Coffey County, Kansas on November 16, 2007, in Book 232, Pages 487-714;

8.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Comanche County, Kansas on November 26, 2007, in Book 87, Page 827;

9.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Cowley County, Kansas on February 2, 2007 in Book 786, Page 236; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Cowley County, Kansas on November 16, 2007, in Book 805, Pages 1-192;

10.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Elk County, Kansas on February 2, 2007 in Book 116 of Mortgages, Page 337; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Elk County, Kansas on November 16, 2007, in Book 117, Page 433;

11.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Franklin County, Kansas on November 19, 2007, in Book 455, Page 132;

12.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Greenwood County, Kansas on February 2, 2007 in Book 293 of Mortgage, Page 53; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Greenwood County, Kansas on November 19, 2007, in Book 298, Pages 15-265;

13.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Harper County, Kansas on November 19, 2007, in Book 133, Page 649;

14.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Johnson County, Kansas on November 16, 2007, in Book 200711, Page 004054;

Exhibit F Page 6

15.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Kingman County, Kansas on November 26, 2007, in Book 273, Page 98;

16.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Labette County, Kansas on February 2, 2007 in Book 374, Page 29; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Labette County, Kansas on November 20, 2007, in Book 384, Page 57;

17.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Lyon County, Kansas on November 20, 2007, in Volume 423, Page 771;

18.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Marion County, Kansas on November 30, 2007, in Book 417, Page 3;

19.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in McPherson County, Kansas on November 19, 2007, in Book 643, Pages 6968-7169;

20.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Miami County, Kansas on November 15, 2007, as Document No. 2007-07281;

21.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Montgomery County, Kansas on February 7, 2007 in Book 563, Page 730; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Montgomery County, Kansas on November 19, 2007, in Book 571, Page 451;

22.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Neosho County, Kansas on February 2, 2007 under File No. 4321, in Book 382, Pages346-411; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC),

Exhibit F Page 7

to Royal Bank of Canada, administrative agent and collateral agent, filed in Neosho County, Kansas on November 16, 2007, in Book 398, Pages 386-584;

23.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Rice County, Kansas on November 19, 2007, in Book 282, Page 921;

24.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Sedgwick County, Kansas on November 16, 2007, as Document No. 28932620;

25.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Wilson County, Kansas on February 2, 2007 in Book 307, Page 224; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Wilson County, Kansas on November 19, 2007, in Book 317, Page 281;

26.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Woodson County, Kansas on February 7, 2007 under File No. 9708299, in Book M101, Pages 535-605; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Woodson County, Kansas on November 14, 2007, as Document No. 9709204 and recorded in Mortgage Book M103, Pages 418-616; and

27.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Wyandotte County, Kansas on November 20, 2007, in Book 5460, Pages 548-822.
     OKLAHOMA MORTGAGES
1.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Craig County, Oklahoma on February 8, 2007 in Book 0561, Page 753; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Craig County, Oklahoma on November 19, 2007, in Book 0572, Pages 0001-0220;

Exhibit F Page 8

2.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Harper County, Oklahoma on November 20, 2007, in Book 0631, Pages 223-470;

3.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Nowata County, Oklahoma on February 20, 2007 in Book 0748, Page 0824-0876; as amended and restated by a First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Nowata County, Oklahoma on November 27, 2007, in Book 0756, Pages 0206-0427;

4.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Osage County, Oklahoma on November 19, 2007, in Book 1333, Pages 0222-0464;

5.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Pawnee County, Oklahoma on November 20, 2007, in Book 0636, Pages 0104-0332; and

6.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Woods County, Oklahoma on November 13, 2007, in Book 1036, Pages 0001-0242.
     MISSOURI MORTGAGES
1.	Deed of Trust, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to SMF Registered Services, Inc., Trustee, for the benefit of Royal Bank of Canada, administrative agent and collateral agent, filed in Cass County, Missouri on November 29, 2007, as Document No. 400829, recorded in Book 03066, Page 0098;

2.	Deed of Trust, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to SMF Registered Services, Inc., Trustee, for the benefit of Royal Bank of Canada, administrative agent and collateral agent, filed in Jackson County, Missouri on November 9, 2007, as Document No. 2007E0145085; and

3.	Deed of Trust, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to SMF Registered Services, Inc., Trustee, for the benefit of Royal Bank of Canada, administrative agent

Exhibit F Page 9

and collateral agent, filed in Platte County, Missouri on November 9, 2007, as Document No. 017422, recorded in Book 1113, Page 0478.

Exhibit F Page 10